UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 11, 2004 (Date of earliest event reported)
FlexiInternational Software, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-23453 (Commission File Number)	06-1309427 (IRS Employer Indentification Number)
	2 Enterprise Drive, Shelton, CT (Address of principal executive offices)	06484 (Zip Code)
Registrant's telephone number, including area code: 203-925-3040

Item 5. Other Events and Regulation FD Disclosure

On May 11, 2004, FlexiInternational Software, Inc. (the "Company") issued a press release introducing FlexiPortal. A copy of the press release is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of FlexiInternational Software, Inc. dated May 11, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2004	FLEXIINTERNATIONAL SOFTWARE, INC. By: /s/ Stefan R. Bothe Stefan R. Bothe Chairman of the Board, Chief Executive Officer and President